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                                                                   EXHIBIT 10(k)

                                SECOND AMENDMENT
                                       TO
                               OPERATING AGREEMENT


         THIS SECOND AMENDMENT TO THE OPERATING AGREEMENT ("Second
Amendment") is made and entered into as of November 25, 1996, by and between BP Chemicals Inc., an Ohio corporation ("BP Chemicals"), and Arcadian Ohio, L.P., a Delaware limited partnership ("Arcadian").

         WHEREAS, BP Chemicals and Arcadian are parties to that certain Operating Agreement dated May 11, 1993, as amended by a First Amendment to the Operating Agreement, dated as of November 20, 1995 (collectively the "1993 Operating Agreement"); and

         WHEREAS, Arcadian and The BOC Group, Inc., a Delaware corporation ("BOC"), are parties to that certain Asset Purchase Agreement, dated November 19, 1996 ("1996 Asset Purchase Agreement"), pursuant to which Arcadian is selling or leasing to BOC, and BOC is purchasing or leasing from Arcadian, among other assets and properties of Arcadian, certain liquid and solid carbon dioxide facilities (collectively, the "CO(2) Plant") located at Arcadian's nitrogen plant in Lima, Ohio as that plant is defined in the 1993 Operating Agreement ("Nitrogen Plant"); and

         WHEREAS, Arcadian and BP Chemicals wish to amend the 1993 Operating Agreement in light of the 1996 Asset Purchase Agreement;

         NOW THEREFORE, Arcadian and BP Chemicals hereby agree to amend the 1993 Operating Agreement as follows:

         1. From and after the date of this Second Amendment, subject to Sections 2 and 3 hereof (including BP Chemicals' obligation to provide interim operating assistance through December 31, 1996), BP Chemicals shall cease its operation of the CO(2) Plant as the agent and for the account of Arcadian, pursuant to the terms of the 1993 Operating Agreement, and the CO(2) Plant shall be removed from the definition of Nitrogen Plant in the 1993 Operating Agreement; provided, however, that there shall be no reduction in the charges for the Operating Activities performed by BP Chemicals pursuant to the 1993 Operating Agreement including, without limitation, the Management Fee, or other compensation or reimbursable expenses payable to BP Chemicals pursuant to the terms of the 1993 Operating Agreement, as a result of the application of the provisions of this Section 1.

         2. Unless the 1993 Operating Agreement shall have been previously terminated in accordance with its terms, from and after January 1, 2012 or the date on which Arcadian shall notify BP Chemicals in writing to resume its operation of the CO(2) Plant as the agent and for the account of Arcadian, whichever of such dates shall be the first to occur, BP Chemicals shall
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resume its operation of the CO(2) Plant as the agent and for the account of
Arcadian, pursuant to the terms of the 1993 Operating Agreement, and the CO(2) Plant shall be added to the definition of Nitrogen Plant in the 1993 Operating Agreement.

         3. From and after the date of this Second Amendment and until the date on which the Operating Agreement shall terminate in accordance with its terms or the date on which Arcadian shall notify BP in writing to resume its operation of the CO(2) Plant as the agent and for the account of Arcadian, whichever of such dates shall be the first to occur, BP Chemicals, acting as the agent and for the account of Arcadian, shall provide (or cause to be provided) directly to BOC for the CO(2) Plant the Operating Activities described in Exhibit "A" hereto (collectively, the "CO(2) Plant Operating Activities"); provided, however that BP Chemicals shall not be entitled to receive payment of any additional compensation or reimbursable expenses from Arcadian or BOC in consideration of or as a result of the application of the provisions of this Section 3. BP Chemicals shall provide (and shall cause any Secondary Supplier to provide) the CO(2) Plant Operating Activities in accordance with the Reasonable Operator standard set forth in the 1993 Operating Agreement.

         4. The Operating Rules attached as Exhibit F to the 1993 Operating Agreement are hereby deleted in their entirety and the Operating Rules attached hereto as Exhibit "B" are hereby substituted therefor.

         5. BP Chemicals shall be deemed to be a third-party beneficiary of all rights afforded to Arcadian under Appendix I to Exhibit "B" of the 1996 Manufacturing Support Agreement. In the event BP Chemicals shall provide clean water discharge services for the account of BOC, BP Chemicals shall be deemed to be a third-party beneficiary of all rights afforded to Arcadian under Appendix III to Exhibit "B" of the 1996 Manufacturing Support Agreement.

         6. Except as expressly modified, amended and superseded by this Second Amendment, the terms and provisions of the 1993 Operating Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment in duplicate by their duly authorized representatives as of the date first above set forth above.

BP Chemicals Inc.                               Arcadian Ohio, L.P.

By:           /s/                               By:      Arcadian Corporation,
   ---------------------                                 General Partner
Title:           V.P.
      ------------------                                  By:     /s/
                                                             -------------------
                                                                  J.D. Campbell,
                                                                  President
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             EXHIBIT "A" TO SECOND AMENDMENT TO OPERATING AGREEMENT


Ammonia

BP will timely provide (or arrange for the timely provision of) all ammonia as BOC may require for use as a refrigerant in the CO(2) Plant at any time through the existing closed-loop system located therein, subject to the condition that BOC will maintain such closed-loop system in good operating repair.

Maintenance, Repair and Replacement of C-1 Compressor

BP will timely maintain, repair or replace (or arrange for the timely maintenance, repair or replacement of), for the mutual benefit of Arcadian and BOC, the C-1 Compressor and the instrumentation and other equipment associated therewith that is located at the Nitrogen Plant for the purpose of delivering high pressure carbon dioxide gas to Arcadian and BOC.

Demineralized Cooling Water

BP will timely provide (or arrange for the timely provision of), for BOC's account, all demineralized cooling water needed by BOC for use in the ammonia unit purification system.

Maintenance and Repair of Roads

BP will timely maintain and repair (or arrange for the timely maintenance and repair of) the roads currently and subsequently providing ingress to and egress from the CO(2) Plant consistent with BP's standard operating procedures.

Fire Water

BP will timely provide (or arrange for the timely provision of) all fire water as BOC may require for use as such at the CO(2) Plant through BP's existing fire water piping and distribution system and as BP may then have available as a Reasonable Operator; provided, however, that the commitment to furnish such fire water shall not imply a representation that the amount of fire water delivered in the event of any fire or other emergency will be of sufficient quantity to respond adequately to any such fire or other emergency.

Inter-Company Complex Communications

BP will timely maintain, including repair and any necessary replacement of all or any part thereof (or arrange for the timely maintenance including repair and any necessary replacement of all or any part thereof, of), the existing Lima, Ohio Complex inter-company communication system, including such portions of such communication system that are found within the CO(2) Plant.
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Disaster Plans

BP will timely furnish BOC a copy of the Disaster and Emergency Plan currently in effect for the Lima, Ohio Complex and will facilitate (or arrange for the facilitation of) the coordination of activities under such plan with and among BP Chemicals, BP Oil, Arcadian and BOC.

Cooling Tower

BP Chemicals understands that Arcadian and BOC will enter into a separate agreement relative to the expansion of the existing cooling tower (or cells contained therein) or the construction of a new cooling tower at the Nitrogen Plant for the cooling of carbon dioxide gas generated by Arcadian. Following any such expansion or construction, BP will maintain, including repair and any necessary replacement of all or any part thereof (or arrange for the maintenance, including repair and any necessary replacement of all or any part thereof, of), the same for the mutual account of Arcadian and BOC in accordance with the terms thereof in order to facilitate the delivery of low pressure carbon dioxide gas to BOC consistent with the terms of the CO(2) Gas Sale Agreement between Arcadian and BOC.

Cooling Tower Water

BP will timely provide (or arrange for the timely provision of) all water needed for the proper operation of the existing cooling tower (and any expansion to the existing cooling tower or new cooling tower, as described above) located at the Nitrogen Plant for BOC's account consistent with BP's standard operating procedures.

Low Pressure CO(2) Gas Equipment.

BP will maintain, including repair and any necessary replacement of all or any part thereof, (or arrange for the maintenance, including repair and any necessary replacement of all or any part thereof, of), for the mutual benefit of Arcadian and BOC, the Equipment and BOC Installed Equipment, as those terms are defined in that certain Equipment Purchase and Installation Agreement, between Arcadian and BOC, for the purpose of delivering Low Pressure CO(2) Gas to Arcadian and BOC.

Interim Operating Assistance.

BP Chemicals will assist (or arrange for assistance to be provided to) BOC in the operation of the CO(2) Plant on an interim basis through December 31, 1996. Such assistance shall consist of providing (or arranging for the provision of ) the services of such number of persons as shall have been customarily employed by BP Chemicals (or who shall have been customarily made available to BP Chemicals under agreements with Jacobs Engineering or one or more other third-party contractors) for use in the operation of the CO(2) Plant during the three-month period immediately preceding the date of the Second Amendment, on substantially similar shift schedules and on such other substantially similar conditions as shall have applied during such period.
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While such persons shall be responsible for rendering assistance to BOC in the operation of the CO(2) Plant, BP Chemicals, as the agent of Arcadian, shall at all times exercise the sole and exclusive right to control the ways, means and manner by which any such person who is the employee of BP Chemicals shall render such assistance (and Jacobs Engineering and any other third-party contractor shall at all times exercise the sole and exclusive right to control the ways, means and manner by which any such person who is the employee of Jacobs Engineering or any such third party contractor shall render such assistance), and no such persons shall be deemed to be the employee or agent of Arcadian or BOC for any purpose.

Clean Water Discharge

If at any time Arcadian and BOC agree on terms and conditions, including appropriate cost and capital allocations, pursuant to which BP will timely provide (or arrange for the timely provision of) clean water discharge services for the account of BOC, such services will be provided by BP in accordance with the terms and subject to the conditions set forth in Appendix III to Exhibit "B" to the 1996 Manufacturing Support Agreement.

Environmental Waste Water

BP will timely provide (or arrange for the timely provision of) chemical separation services to BOC to treat all process water discharges and stormwater runoff from the CO(2) Plant, to the extent required by applicable law, rule or regulation, for the account of Arcadian or BOC, in accordance with the terms and subject to the conditions set forth in Appendix I to Exhibit B to the 1996 Manufacturing Support Agreement.

Plant Process Air

BP will timely provide (or arrange for the timely provision of) all plant process air as BOC may require for use in the CO(2) Plant at any time.

Instrument Air

BP will timely provide (or arrange for the timely provision of) all instrument air as BOC may require for use in the CO(2) Plant at any time.